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Exhibit 10.2
FIRST AMENDMENT TO CREDIT AGREEMENT
               THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 8, 2010 (this “Amendment”), is by and among BLACK BOX CORPORATION OF PENNSYLVANIA, a Delaware corporation, and NORSTAN, INC., a Minnesota corporation, as Borrowers (collectively, the “Borrowers”), BLACK BOX CORPORATION, a Delaware corporation (the “Parent”), the other guarantors to the Credit Agreement (as hereinafter defined) (together with the Parent, the “Guarantors”), the lenders parties to the Credit Agreement (the “Lenders”) and CITIZENS BANK OF PENNSYLVANIA, a Pennsylvania banking association, as administrative agent for the Lenders (in such capacity, the “Agent”).
W I T N E S S E T H:
               WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agent are parties to a Third Amended and Restated Credit Agreement, dated as of January 30, 2008 (the “Credit Agreement”), pursuant to which the Lenders have agreed, on the terms and subject to the conditions described therein, to make Loans to the Borrowers; and
               WHEREAS, the Borrowers have requested the Lenders and the Agent to make certain changes to the Credit Agreement; and
               WHEREAS, the Required Lenders and the Agent are willing to amend the Credit Agreement as set forth below; and
               WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement;
               NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:
               SECTION 1. Certain Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
               1.1. Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, a new definition of the term “Joint Venture Investment”, to read as follows:
               “Joint Venture Investment” shall mean an investment by a Loan Party or a Subsidiary of a Loan Party in a Person, which Person will not upon such investment be a Subsidiary of a Loan Party and which Person is in the same business as a Loan Party or a Subsidiary of a Loan Party or a related business (whether such investment is in the form of a loan or advance to such Person, the acquisition or other ownership (beneficially or of record) of stock, bonds, notes or other securities of or partnership (general or limited) or limited liability company interest in, or the making of any capital contribution to or other investment in, such Person), which investment is made pursuant to a written agreement and which is not an investment in securities which are listed for trading on any established trading market.

               1.2. The definition of the term “Affiliate” contained in Section 1.01 of the Credit Agreement is hereby amended to read in its entirety as follows:
               “Affiliate” of a Person (the “Specified Person”) shall mean any Person which directly or indirectly controls, or is controlled by, or is under common control with, the Specified Person. For purposes of the preceding sentence, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise. In addition to, and notwithstanding the generality of, the foregoing two sentences, each Person in which a Loan Party or a Subsidiary of a Loan Party has made a Joint Venture Investment shall be deemed, solely for purposes of Section 7.13, to be an Affiliate of such Loan Party or Subsidiary, as the case may be.
               1.3. Section 6.01(e) of the Credit Agreement is hereby amended by adding at the end thereof a new sentence, to read as follows:
The Loan Parties shall include in each Quarterly Compliance Certificate furnished under Section 6.01(d) the aggregate amount of Joint Venture Investments as of the last day of the relevant fiscal quarter, calculated in accordance, and showing compliance, with Section 7.08(c).
               1.4.. Section 7.06 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (f) of such Section, adding the word “and” at the end of clause (g) of such Section, and inserting at the end of such Section a new clause (h), to read as follows:
               (h) Guaranty Equivalents of Indebtedness of any Person in which a Loan Party or a Subsidiary of a Loan Party has an outstanding Joint Venture Investment, in an aggregate amount, for all such Guaranty Equivalents, which does not cause Section 7.08(c) to be violated.
               1.5 Section 7.07 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (c) of such Section, adding the word “and” at the end of clause (d) of such Section, and inserting at the end of such Section a new clause (e), to read as follows:
               (e) Guaranty Equivalents of Indebtedness of any Person in which a Loan Party or a Subsidiary of a Loan Party has an outstanding Joint Venture Investment, in an aggregate amount, for all such Guaranty Equivalents, which does not cause Section 7.08(c) to be violated.
               1.6. Section 7.08(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
               (a) Capital contributions to, the purchase of interests in, and other investments in any Loan Party and any Subsidiary of a Loan Party (including without limitation a Person that will become a Subsidiary of a Loan Party upon the consummation of such investment), including the repurchase by Parent of its own capital stock;

               1.7. Section 7.08(c) of the Credit Agreement is hereby amended to read in its entirety as follows:
               (c) So long as no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect thereto (and the Agent shall have received substantially contemporaneous notice of the consummation thereof), Joint Venture Investments in an aggregate cumulative (from October 1, 2010) amount then outstanding which, when added (without double-counting) to the outstanding amount at the time in question of Guaranty Equivalents referred to in Section 7.06(h), does not exceed $25,000,000. For purposes of this Section 7.08(c), an outstanding amount of a Joint Venture Investment shall be equal to the fair market value of such Joint Venture Investment when made (but not less than the consideration paid therefor), less any amounts received for or on account of such Joint Venture Investment, including, but not limited to, any repayments, dividends, distributions or sale proceeds; provided that the outstanding amount of any Joint Venture Investment shall not be reduced to less than zero.
               1.8. .Section 7.11(a) of the Credit Agreement is hereby amended to read in its entirety as follows:
               (a) Any Acquisition (as defined herein) that satisfies the following conditions: (i) no Event of Default or Potential Default shall have occurred and be continuing or shall occur after giving effect to such Acquisition; (ii) such Acquisition is of a Person in the same or similar line of business as any Loan Party or any Subsidiary of a Loan Party or of assets useful in the business of any Loan Party or any Subsidiary of a Loan Party; (iii) after giving effect to such Acquisition, the unused availability under the Revolving Credit Commitments, in the aggregate, is greater than $20,000,000; and (iv) if the consideration payable in connection with such Acquisition exceeds $50,000,000, the consent of the Required Lenders shall have been received;
               1.9. Section 7.11 of the Credit Agreement is hereby further amended by redesignating clause (b) as clause (c) and by adding the following as Section 7.11(b):
               (b) Joint Venture Investments permitted by Section 7.08(c); and
               1.10. Section 7.12 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (b) of such Section, adding the word “and” at the end of clause (c) of such Section, and inserting at the end of such Section a new clause (d), to read as follows:
               (d) any Joint Venture Investment.
               SECTION 2. Conditions to Effectiveness.
               2.1. This Amendment shall become effective upon (a) the execution by the Borrowers, the Guarantors, the Required Lenders and the Agent, and delivery to the Agent, of this Amendment and (b) receipt by the Agent of such other certificates, corporate documents and other documents as the Agent may request and (c) the payment by the Borrowers to the Agent for the accounts of the respective Lenders which have signed this Agreement on or prior to October 20, 2010, a fee in an amount equal to twenty basis points times the Revolving Credit Committed Amount of the applicable Lender.

               SECTION 3. Miscellaneous.
               3.1. Effect of Amendment. The Credit Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.
               3.2. Confirmation of Guaranty. Each of the Guarantors reaffirms the terms and conditions of the Loan Documents executed by it and acknowledges and agrees that such Loan Documents remain in full force and effect and are hereby ratified, reaffirmed and confirmed.
               3.3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law principles thereof.
               3.4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.
[Signatures begin on Next Page]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH
BLACK BOX CORPORATION ET AL.
               IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

BORROWERS: BLACK BOX CORPORATION OF PENNSYLVANIA
By:	/s/ Michael McAndrew

Name:	Michael McAndrew

Title:	Vice President, Secretary and Treasurer

NORSTAN, INC
By:	/s/ Michael McAndrew

Name:	Michael McAndrew

Title:	Vice President, Secretary and Treasurer

GUARANTORS: BLACK BOX CORPORATION and each of the DOMESTIC SUBSIDIARIES listed on Annex A attached hereto and made a part hereof
By:	/s/ Michael McAndrew

Name:	Michael McAndrew

Title:	Secretary

of Black Box Corporation and of each of the Domestic Subsidiaries listed on Annex A hereto

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH
BLACK BOX CORPORATION ET AL.

AGENT: CITIZENS BANK OF PENNSYLVANIA
By:	/s/ Debra L. McAllonis

Name:	Debra L. McAllonis

Title:	Senior Vice President

BANKS: CITIZENS BANK OF PENNSYLVANIA
By:	/s/ Debra L. McAllonis

Name:	Debra L. McAllonis

Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Michael J. Gigler

Name:	Michael J. Gigler

Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
By:	/s/ D.W. Riefner

Name:	D.W. Riefner

Title:	S.V.P.

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH
BLACK BOX CORPORATION ET AL.

U. S. BANK NATIONAL ASSOCIATION
By:	/s/ Kenneth R. Fieler

Name:	Kenneth R. Fieler

Title:	Assistant Vice President

BANK OF AMERICA, N. A.
By:	/s/ Sandra Guerrieri

Name:	Sandra Guerrieri

Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ David A. Wild

Name:	David A. Wild

Title:	Vice President

FIFTH THIRD BANK
By:	/s/ Jim Janovsky

Name:	Jim Janovsky

Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT WITH
BLACK BOX CORPORATION ET AL.

WELLS FARGO BANK, N. A.
By:	/s/ Joseph J. Bianchin III

Name:	Joseph J. Bianchin III

Title:	Vice President

THE BANK OF NEW YORK MELLON
By:	/s/ Carl S. Tabacjar, Jr.

Name:	Carl S. Tabacjar, Jr.

Title:	Vice President

PEOPLE’S UNITED BANK
By:	/s/ Francis J. McGinn

Name:	Francis J. McGinn

Title:	SVP

TD BANK, N.A.
By:	/s/ Maria Willner

Name:	Maria Willner

Title:	SVP

Annex A to First Amendment to Credit Agreement
GUARANTORS
ACS Communications, Inc.
ACS Dataline, LP
ACS Investors, LLC
ACS Partners, LLC
ACS Dataline of the Northwest, Inc.
ADS Telecom, Inc.
Advanced Communications Corporation
Advanced Network Technologies, Inc.
American Telephone Wiring Company
Atimco Network Services, Inc.
B & C Telephone, Inc.
BB Technologies, Inc.
BBox Holding Company
BCS II, LLC
Black Box Network and Electrical Services, Inc.
Black Box Network Services, Inc. - Government Solutions
Cable Consultants, Incorporated
CBS Technologies Corp.
Comm Line, Inc.
Communication Contractors, Inc.
Data Communications 2000, Inc.
Datel Communications, Inc.
Delaney Telecom, Inc.
DESIGNet, Inc.
FBS Communications, L.P.
Integrated Cabling Systems, Inc.
Jet Line Communications, Inc.
K & A Communications, Inc.
Koncepts Communications of L.I., Corp.
Michael Electric, Inc.
Midwest Communications Technologies, Inc.
Midwest Electronics and Communications, Inc.
Milgo Holdings Canada, LLC
Mutual Telecom Services Inc.
Network Communications Technologies, Inc.
NextiraOne California L.P. (executed on behalf of NextiraOne California L.P. by Norstan
   Communications, Inc., its general partner
NextiraOne Federal, LLC
NextiraOne New York, LLC
NextiraOne, LLC
Norstan Canada Inc.
Norstan Communications, Inc.
Norstan Financial Services, Inc.
Norstan International, Inc.
Nortech Telecommunications Inc.

Nu-Vision Technologies, Inc.
Nu-Vision Technologies, LLC
NXO Installation, LLC
Quanta Systems, LLC
R & D Services, Inc.
Scottel Voice & Data, Inc.
Teldata Corporation
Telefuture Communications Ltd.
Todd Communications, Inc.
UCI Communications LLC
U.S. Premise Networking Services, Inc.
Vibes Technologies, Inc.